POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


WHEREAS, MediaOne Group, Inc. (formerly U S WEST, Inc.), a Delaware corporation (hereinafter referred to as the "Company"), filed with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933, as amended, (i) a Registration Statement on Form S-8 (Registration No. 33-63093) pertaining to the Company's 1994 Stock Plan; (ii) a Registration Statement on Form S-8 (Registration No. 33-63091) pertaining to the U S WEST Savings Plan/ESOP; (iii) a Registration Statement on Form S-8 (Registration No. 333-01931) pertaining to the U S WEST Media Group 1996 Stock Option Plan; and
(iv) a Registration Statement on Form S-8 (Registration No. 333-24285) pertaining to the Company's 1997 Broad-Based Stock Option Plan; and

WHEREAS, the Company proposes to file with the Commission post-effective amendments to each of the registration statements referred to above, to reflect the change of the Company's name from U S WEST, Inc. to MediaOne Group, Inc.; and

WHEREAS, each of the undersigned is a Director of the Company;

NOW, THEREFORE, each of the undersigned constitutes and appoints STEPHEN E. BRILZ as attorney for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such amended Registration Statements, and thereafter to execute and file any further amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.


IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 7th day of August, 1998.


/S/ KATHLEEN A. COTE               /S/ CHARLES M. LILLIS
-----------------------            ---------------------------
Kathleen A. Cote                   Charles M. Lillis

/S/ ROBERT L. CRANDALL             /S/ CHARLES P. RUSS III
-----------------------            ---------------------------
Robert L. Crandall                 Charles P. Russ, III

/S/ GRANT A. DOVE                  /S/ LOUIS A. SIMPSON
-----------------------            ---------------------------
Grant A. Dove                      Louis A. Simpson

/S/ ALLAN D. GILMOUR               /S/ JACK SLEVIN
-----------------------            ---------------------------
Allan D. Gilmour                   Jack Slevin

/S/ PIERSON M. GRIEVE              /S/ DANIEL W. YOHANNES
-----------------------            ---------------------------
Pierson M. Grieve                  Daniel W. Yohannes